UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2019

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

No. 279 Zhongnan Road, Zhongshan District
Dalian City, Liaoning Province, China 116000

(Address of principal executive offices, including zip code)

+(86) 138 8954 0873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of the principal U.S. market
Common Stock, par value $0.0001 per share	IINX	OTCQB marketplace of OTC Markets, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 9, 2019, the Board of Directors (the “Board”) of Ionix Technology, Inc., a Nevada corporation (the “Company”) established an Audit Committee and a Compensation Committee, and on August 14, 2019, the Board established a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by the Board.

Audit Committee

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors; and (b) prepares any reports that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement.

The initial members of the Audit Committee are Hui Zhang, as Chairman, Anthony Saviano, and Zhenyu Wang The Board has determined that all of the members of the Audit Committee are “independent,” as defined under the Nasdaq Listing Rule 506(a)(2).. In addition, all members of the Audit Committee meet the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Further, all members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Capital Market. The Board has determined that Hui Zhang is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. A current copy of the Audit Committee’s charter is available on the Company’s website at www.iinx-tech.com.

Compensation Committee

The Compensation Committee (a) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (b) evaluates the performance of the executive officers of the Company, and (c) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.

The initial members of the Compensation Committee are Zhenyu Wang, as Chairman, Yongsheng Fu and Qinghua Shi. The Board has determined that each of the members of the Compensation Committee are “independent,” as defined under the Nasdaq Listing Rule 506(a)(2). A current copy of the Compensation Committee’s charter is available on the Company’s website at www.iinx-tech.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in (a) identifying qualified individuals to become directors, (b) determining the composition of the Board and its committees, (c) developing succession plans for executive officers, (d) monitoring a process to assess Board effectiveness, and (e) developing and implementing the Company’s corporate governance procedures and policies.

The initial members of the Nominating and Corporate Governance Committee are Yongsheng Fu, as a chairman, Zhenyu Wang and Qinghua Shi. The Board has determined that each of the members of the Nominating and Corporate Governance Committee are “independent,” as defined under the rules of the Nasdaq Capital Market. A current copy of the Nominating and Corporate Governance Committee’s charter is available on the Company’s website at www.iinx-tech.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: August 15, 2019	By	/s/ Yubao Liu
Yubao Liu
Duly Authorized Officer, Chief Executive Officer